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                                                                   EXHIBIT 10.15


                                  WAIVER NO. 1


         WAIVER NO. 1 dated as of June 25, 1997, among:

         IRIDIUM LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (the "Company");

         MOTOROLA, INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("Motorola"); and

         THE CHASE MANHATTAN BANK, as administrative agent for the Lenders under the Credit Agreement referred to below (in such capacity, the "Administrative Agent").

                 The Company and the Administrative Agent are parties hereto are parties to the Credit Agreement (the "Credit Agreement") dated as of August 21, 1996 among the Company, the lenders party thereto (collectively, the "Lenders"), Chase Securities Inc. and BZW, the investment banking division of Barclays Bank PLC, as Global Arrangers, the Administrative Agent, and Barclays Bank PLC, as Documentation Agent, providing for loans to be made by the Lenders to the Company in an aggregate principal amount not exceeding $750,000,000.

                 The Lenders and the Administrative Agent wish to waive certain provisions of the Credit Agreement, and accordingly, the parties hereto hereby agree as follows:

                 Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein. References in the Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                 Section 2. Waiver. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the date hereof, the Administrative Agent, by its signature below, hereby irrevocably waives on behalf of the Lenders, with respect to the issuance by the Company of its senior unsecured notes, any restriction under Section 8.13 of the Credit Agreement that may apply to any indenture or other instrument pursuant to which any such senior unsecured notes shall be issued.

                 Section 3. Conditions Precedent. As provided in Section 2 above, the waiver to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the execution and delivery of this Waiver No. 1 by the



                                  Waiver No. 1

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Company, Motorola and the Administrative Agent (acting with the consent of
Lenders constituting the Majority Lenders).

                 Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Waiver No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Waiver No. 1 by signing any such counterpart. This Waiver No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

                   [Balance of Page Left Blank Intentionally]



                                  Waiver No. 1

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                 IN WITNESS WHEREOF, the parties hereto have caused this Waiver
No. 1 to be duly executed and delivered as of the day and year first above written.

                                        IRIDIUM LLC



                                        By
                                           --------------------------
                                           Name:
                                           Title:


                                        MOTOROLA, INC.



                                        By
                                           ---------------------------
                                           Name:
                                           Title:


                                        THE CHASE MANHATTAN BANK,
                                        as Administrative Agent


                                        By
                                           ---------------------------
                                           Name:
                                           Title: